U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

Pre-Effective Amendment No.

Post-Effective Amendment No. 21

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X /

Amendment No. _23

(Check appropriate box or boxes)

F/m Funds Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Linda J. Hoard

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent of Service)

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)

/ / on _________ pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/ X / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

F/m Investments Large Cap Focused Fund

INVESTOR CLASS SHARES – TICKER SYMBOL:

INSTITUTIONAL CLASS SHARES – TICKER SYMBOL:

PROSPECTUS

_______________, 2021

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
INFORMATION RELEVANT TO THE FUND
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
HOW TO BUY SHARES
HOW TO EXCHANGE SHARES
HOW TO REDEEM SHARES
CHOOSING A SHARE CLASS
DISTRIBUTION PLAN
DETERMINATION OF NET ASSET VALUE
DISTRIBUTIONS
TAXES
MANAGEMENT OF THE FUND
FINANCIAL HIGHLIGHTS
PRIVACY NOTICE
FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

F/m INVESTMENTS LARGE CAP FOCUSED FUND (the “Fund”)

The Fund is newly organized and the successor to the F/m Investments Large Cap Focused Fund, a series of M360 Funds Trust (the “Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Fund, which is anticipated to occur on or about [October 28], 2021. The Fund has a substantially similar investment objective, strategies and policies as the Predecessor Fund.

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you will pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Wire Redemption Fee	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	NONE
Other Expenses(1)	x.xx%	x.xx%
Total Annual Fund Operating Expenses	x.xx%	x.xx%
Less: Management Fee Reductions and/or Expense Reimbursements(2)	.xx%	.xx%
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	1.15%	0.90%

(1)	Other Expenses are based on estimated amounts.
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(2)	F/m Investments, LLC (the “Adviser”) has contractually agreed, until October , 20__, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.15% and 0.90% of the Fund’s average daily net assets attributable to the Investor Class shares and Institutional Class shares, respectively. Management fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that the Adviser may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if the Adviser ceases to serve as investment adviser to the Fund.

 Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until October__, 20__. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$	$	$	$
Institutional Class	$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2021, the portfolio turnover rate of the Predecessor Fund was ___% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. It generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADRs”) of international companies trading on U.S. exchanges, that exhibit accelerating growth in earnings and revenue. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities that have a market capitalization at the time of investment comparable to securities held in the S&P 500® Index. As of June 30, 2021, the S&P 500® Index includes U.S. companies with a median market capitalization of $______ million.

The Adviser uses quantitative screens to evaluate liquidity, capitalization, domicile, and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. The Adviser then uses a quantitative process to evaluate the company fundamentals and stock price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. The Adviser considers whether to sell a particular security when the security receives declining scores from the Adviser’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

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The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders. With respect to any percentage restriction on investment or use of assets in the Fund’s investment strategies, if such a percentage restriction is adhered to at the time a transaction is affected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather the Adviser will consider which action is in the best interest of the Fund and its shareholders, including the sale of the security.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

PRINCIPAL RISKS

As with any mutual fund investment, the Fund’s returns will vary and you could lose money. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate. The value of an investment in the Fund may decline in tandem with a drop in the overall value in the markets in which the Fund invests and and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends and developments may from time to time cause volatility, illiquidity, or other potentially adverse effects on the financial markets. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

Market Risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions, and general equity market conditions.

Equity Securities Risk – The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Large Cap Security Risk – Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology developments and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.

Foreign Securities Risk – Foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign

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companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Style Risk – The Fund intends to invest in growth-oriented stocks and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

Sector Risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may emphasize investments in one or more sectors, which may cause the Fund to have increased relative exposure to the price movements of those sectors. At times when the Fund emphasizes a particular sector, the value of its net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price. As of June 30, 2021, the Fund had approximately ___% of its net assets invested in stocks within the technology sector. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products.

Portfolio Turnover Risk – When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect Fund performance.

Depositary Receipts Risk – Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Risk of Non-Diversification – The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

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PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund. The Fund has adopted the past performance of the Predecessor Fund as its own. The bar chart shows the performance of the Institutional Class of shares for each full calendar year over the lifetime of the Predecessor Fund. The performance table shows how the Predecessor Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. From the inception of the Predecessor Fund until April 2020, Cognios Capital, LLC was the investment adviser to the Predecessor Fund (the “Predecessor Adviser”) and the performance of the Predecessor Fund through April 2020 reflects its performance under the Predecessor Adviser. Performance of the Predecessor Fund since April 2020 reflects its performance under the Adviser. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-(800) 292-6775 or by visiting ____________.

Institutional Shares

year	rate
2017	25.81%
2018	1.47%
2019	30.16%
2020	42.64%

The year-to-date return of Institutional Shares of the Predecessor Fund through September 30, 2021 was ____%.

During the periods shown in the bar chart, the highest return for a quarter was 15.82% during the quarter ended March 31, 2019 and the lowest return for a quarter was -16.92% during the quarter ended December 31, 2018.

Average Annual Total Returns for Periods Ended December 31, 2020

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Institutional Class shares of the Predecessor Fund and will vary from the performance of Investor Class shares, to the extent that the classes do not have the same expenses.

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Institutional Class Shares	One Year	Since Inception (October 3, 2016)
Return Before Taxes	42.64%	23.14%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	18.40%	16.17%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)

Investor Class Shares
Return Before Taxes

MANAGEMENT OF THE FUND

Investment Adviser

F/m Investments, LLC is the investment adviser of the Fund.

Portfolio Managers

Francisco J. Bido, Head of Quantitative Research of the Adviser, has managed the Predecessor Fund since its inception in 2016. Alexander Morris, Chief Investment Officer of the Adviser, has managed the Predecessor Fund since April 2020.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum initial investment for Investor Class shares is $1,000 and the minimum initial investment for Institutional Class shares is $100,000. Investors generally may meet the minimum investment amount for the Institutional Class by aggregating multiple accounts within the Fund if desired. Account minimums may be waived for accounts held by clients of the Adviser or for certain other accounts, at the discretion of the Adviser.

Minimum Subsequent Investment

There is no subsequent investment minimum.

General Information

The Fund’s shares are redeemable. You may purchase, exchange, or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

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TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund’s principal investment objective is long-term growth of capital.

The investment objective of the Fund may be changed without shareholder approval. If a decision is made to change the Fund’s investment objective, shareholders will be provided with at least 60 days’ advance notice of the change.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. It generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADR’s”) of international companies trading on U.S. exchanges, that exhibit accelerating growth in earnings and revenue. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities that have a market capitalization at the time of investment comparable to securities held in the S&P 500®Index. As of June 30, 2021, the S&P 500® Index includes U.S. companies with a median market capitalization of $______ million.

The Adviser uses quantitative screens to evaluate liquidity, capitalization, domicile, and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. The Adviser then uses a quantitative process to evaluate the company fundamentals and stock price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. The Adviser considers whether to sell a particular security when the security receives declining scores from the Adviser’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

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The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

NON-PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested or be able to achieve its investment objective.

PRINCIPAL RISKS

Market Risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions, and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other publish health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Equity Securities Risk – The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Large Cap Security Risk – Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology developments and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.

Foreign Securities Risk – Foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

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Management Style Risk – The Fund intends to invest in growth-oriented stocks and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

Sector Risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may emphasize investments in one or more sectors, which may cause it to have increased relative exposure to the price movements of those sectors. At times when the Fund emphasizes a particular sector, the value of its net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price. As of June 30, 2021, the Fund had approximately ___% of its net assets invested in stocks within the technology sector. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products.

Portfolio Turnover Risk —When the Adviser deems it is appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect the Fund’s performance.

Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Risk of Non-Diversification —The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

NON-PRINCIPAL RISKS

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please review the Statement of Additional Information (the “SAI’) for more information about the additional types of securities in which the Fund may invest and their associated risks.

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Infectious Illness Risk — The outbreak of COVID-19 has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to address the economic impact of the COVID-19 pandemic and to stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, will increase market volatility, which could adversely affect the Fund’s investments.

The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

U.S. Government Securities — The Fund may, from time to time, invest in U.S. Government securities. U.S. Government securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Technology and Cybersecurity Risk — Various technologies are used by the Adviser and other service providers in connection with their operations and in providing services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss.

Disclosure of Portfolio Holdings. The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI and on the Fund’s website at ___________.

HOW TO BUY SHARES

INITIAL PURCHASE

Minimum Investment: The minimum initial investment in the Fund is $1,000 for Investor Class shares and $100,000 for Institutional Class shares. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by

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an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Adviser or for certain accounts, at the discretion of the Adviser. The Fund reserves the right to waive minimum investment amounts for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

By Mail — To be in proper form, your initial purchase request must include:

●	a completed and signed account application form

●	a check made payable to the Fund and applicable share class

Mail the account application and check to:

U.S. Mail: F/m Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight: F/m Funds Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

By sending your check to Ultimus Fund Solutions, LLC, the Fund’s transfer agent (hereafter referred to as “Transfer Agent”), please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Bank Wire — You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at 1-(800) 292-6775 to set up your account and obtain an account number. You must fax (513-587-3438) or mail the completed and signed account application to the Transfer Agent before the money is wired.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. You must mail a signed account application, on the same day the wire payment is made, to the Transfer Agent at the above address. Wire purchases

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are effected only after the purchase order is received in proper form and the Fund receives the wired money. Wire orders will be accepted only on a day on which the Fund, the Fund’s custodian and Transfer Agent are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. Presently the Fund does not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Through Your Broker or Financial Institution — Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the net asset value (“NAV”) next determined after your order is received by such organization in proper form. Organizations that have been authorized to accept orders on behalf of the Fund may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS

You may purchase additional shares of the Fund through the mail. There is no minimum amount for subsequent investments. Each additional purchase request must contain:

●	your name

●	the name of your account(s)

●	your account number(s)

●	the name of the applicable class

●	a check made payable to the Fund

Send your purchase request to the address listed under the “Initial Purchase” section of this Prospectus. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Fund at 1-(800) 292-6775 to alert the Fund that your wire is to be sent.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan and investments are made on or about the 1st and/or the 15th day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice,

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to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

 PURCHASES IN-KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

TAX SHELTERED RETIREMENT PLANS

Shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: IRAs and Roth IRAs; simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans; tax deferred investment plans for employees of public school systems and certain types of charitable organizations; and other qualified retirement plans. Contact the Transfer Agent for more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA; unless you arrange other means of payment, shares of your account will be redeemed to cover these fees. Call the Transfer Agent about the IRA custodial fees.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is

15

unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages frequent purchases, exchanges, and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to determine whether it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also intends to reject any purchase or exchange request that is believed to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions with respect to the purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to discourage market timing will apply uniformly in all cases.

When monitoring shareholder purchases, exchanges and redemptions, the Fund does not apply a quantitative definition to market timing. Instead, the Fund uses a subjective approach, which in itself could lead to inconsistent application of the Fund’s market timing policies and may permit certain shareholders to engage in market timing.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment return; and potentially diluting the value of the Fund’s shares. These risks can have an adverse effect on the Fund’s performance.

The Fund relies on intermediaries to help enforce its market timing policies. Intermediaries are required to assist Fund management, up to and including prohibiting future trading in the Fund, in situations where a client of the intermediary has been identified as violating the Fund’s market timing policy. The Fund reserves the right to reject any order placed from an omnibus account.

Although the Fund has taken the above described steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

 OTHER PURCHASE INFORMATION

The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be charged fee of $25 and be responsible for any other losses incurred by the Fund in connection with your returned check or wire. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for

16

any loss incurred. You may be prohibited or restricted from making future purchases of Fund shares.

HOW TO EXCHANGE SHARES

Institutional Class shares of the Fund may be exchanged for Institutional Class shares of any other series of the Trust. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-(800) 292-6775. Please provide the following information:

●	Your name and telephone number;

●	The exact name of your account and account number;

●	Taxpayer identification number (usually your Social Security number);

●	Dollar value or number of shares to be exchanged;

●	The name of the Fund from which the exchange is to be made; and

●	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s account by the redemption of shares in the

17

account. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

By Mail — You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

F/m Funds Trust
c/o Ultimus Fund Solutions, LLC
P. O. Box 46707
Cincinnati, Ohio 45246-0707

Your request for a redemption must include:

●	the Fund name and account number

●	account name(s) and address

●	the dollar amount or number of shares you wish to redeem

●	the signature of the registered shareholder(s) in the exact name(s) and any special capacity in which they are registered

Requests to sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. Orders through a brokerage firm or financial institution will be deemed to have been received by the Fund when the firm or its authorized designee accepts the order. Organizations that have been authorized to accept orders on behalf of the Fund may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. The redemption proceeds will be based on the NAV next calculated after the Transfer Agent receives your order in proper form, even if payment is delayed while your purchase is converted to federal funds.

Signature Guarantees — The Fund requires that signatures be guaranteed if the shares to be redeemed have a value of more than $50,000, or if you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record, or if the mailing address has been changed within 15 calendar days of the redemption request. Signature guarantees are for the protection of shareholders. The Fund will accept signature guarantees by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions

18

which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper. Please call the Transfer Agent at 1-(800) 292-6775 if you have questions. At the discretion of the Fund or the Transfer Agent, you may be required to furnish additional legal documents to ensure proper authorization.

By Telephone — Unless the telephone redemption option was specifically declined on your account application, you may redeem shares having a value of $50,000 or less by calling the Transfer Agent at 1-(800) 292-6775. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $5,000 or more may be transferred by wire to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires. Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Fund and the Transfer Agent are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if the Fund and the Transfer Agent do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent anticipate difficulties receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Additional Information — If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-(800) 292-6775. Redemptions specifying a certain date or share price cannot be accepted and will be returned. Redemption proceeds will normally be sent on or before the fifth business day following the redemption request, regardless of whether you request payment by check or wire transfer. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the Adviser otherwise deems such borrowing to be appropriate.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares is less than the minimum investment requirement for your Investor Class or Institutional

19

Class of shares (due to redemption), or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of the Fund are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

CHOOSING A SHARE CLASS

The Fund offers Investor Class and Institutional Class shares. The two classes represent interests in the same portfolio of investments and have the same rights, but differ primarily in expenses to which they are subject and investment minimum requirements. Investor Class shares are subject to 12b-1 fees, but have a lower minimum initial investment ($1,000). Institutional Class shares are not subject to any 12b-1 fees but have a higher minimum initial investment ($100,000). Institutional Class shares are available only to institutional investors and certain broker dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

DISTRIBUTION PLAN

The Trust, with respect to the Fund has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940 for its Investor Class shares (the “Plan”). The Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and Ultimus Fund Distributors, LLC (the “Distributor”) for expenses related to the distribution and servicing of the Fund’s Investor Class shares. Expenses related to the distribution and servicing of the Fund’s Investor Class shares may include payments to securities dealers and other persons who are engaged in the sale of shares and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of preparing, printing or distributing prospectuses and SAI and reports for recipients other than existing shareholders of the Fund; and any other expenses related to the distribution and servicing of the Fund’s Investor Class shares. Under the Plan, the Fund may pay a fee of up to 0.25% per annum of its average daily net assets that are allocable to Investor Class shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser and/or its affiliates may make additional payments to securities dealers and other financial organizations from its own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratios of the Fund.

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DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the net asset value (“NAV”) of the share class you are purchasing (Investor Class or Institutional Class shares). The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on each day the NYSE is open for business. Currently, the New York Stock Exchange is open for trading every day except Saturdays, Sunday, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV for each share Class is calculated by dividing the sum of the value of the securities held by the Class plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Class, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form. The Fund’s NAV will fluctuate with the value of the securities it holds.

The Fund’s portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, or, if an Official Closing Price is not available, at the most recently quoted bid price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, (5) fixed income securities are generally valued using prices provided by an independent pricing service, and (6) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith by the Adviser in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. When fair value pricing is employed, the prices used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

To the extent the Fund invests in foreign securities that may be traded in foreign markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. Conversely, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business in view of these circumstances, and because the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund that trade in foreign markets will frequently be priced at their fair value.

To the extent any assets of the Fund are invested in other investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs as reported by those companies. The prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Requests to purchase, exchange and sell shares are processed at the NAV next calculated after your order is received in proper form. See “How to Buy Shares,” “How to Exchange Shares” and

21

“How to Redeem Shares” in this Prospectus for instructions regarding the “proper form” for such orders.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. Distributions are paid according to one of the following options:

Share Option — income distributions and capital gains distributions reinvested in additional shares

Income Option — income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option — income distributions and capital gains distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its net investment income and capital gains currently distributed to its shareholders.

In general, selling and exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold or exchanged. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale of Fund shares.

The Fund will mail you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding (currently at the rate of 24%). Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service

22

ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s federal income tax liability.

The Fund is required to report to the IRS, and furnish to Fund shareholders, on Form 1099-B the basis, holding period and gross proceeds received with respect to any sale of Fund shares. The Fund has selected Average Cost, which is the mutual fund industry standard, as the Fund’s default basis calculation method. If a shareholder determines that another IRS-approved basis calculation method is more beneficial, the shareholder may be able to elect such other method by contacting the Fund at the time of or in advance of the redemption of shares. IRS regulations do not permit the change of a basis election on previously executed trades. All shares purchased in non-retirement accounts are subject to these reporting requirements. You should consult your tax or financial advisor about the application of the basis reporting rules to you, especially whether you should elect a method other than Average Cost.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser

F/m Investments LLC (the “Adviser”), 3050 K Street, NW, Suite W-170, Washington, DC 20007 serves as the investment adviser to the Fund. The Adviser is responsible for providing a continuous program of investing the Fund’s assets and determining the portfolio composition of the Fund.

The Adviser is paid a fee equal to the annual rate of 0.70% of the Fund’s average daily net assets. During the most recent fiscal year ended June 30, 2021, the Predecessor Fund paid investment advisory fees (after fee reductions) to the Adviser equal to ___% of average daily net assets. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding a percentage of average daily net assets of 1.15% for Investor Class shares and 0.90% for Institutional Class shares.

Any such fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the date such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limits as of the time of either the waiver or the reimbursement. The contractual agreements are currently in effect until________________.

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A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Adviser is expected to be available in the Fund’s semiannual report covering the period from inception through December 31, 2021.

PORTFOLIO MANAGERS

Additional information about each of the Portfolio Managers is listed below.

Francisco J. Bido. Mr. Bido has managed the Predecessor Fund since its inception in 2016. He has been Head of Quantitative Research of F/m Investments, LLC since April 2020 and held the same title at Cognios Capital, LLC, the investment adviser to the Predecessor Fund from 2013 until 2020. He was a Senior Quantitative Researcher at American Century, an investment manager (from 2004 - 2013), and a Consultant at Accenture, f/k/a Andersen Consulting, a management consulting and technology services company (from 1998 - 2003). Mr. Bido received his M.S. and M.A. degrees in Applied Mathematics and Economics, respectively, from the University of Arizona, M.S. in Mathematics from New York University’s Courant Institute, and B.S. in Electromechanical Engineering from Pontificia Universidad Catolica Madre y Maestra.

Alexander Morris. Mr. Morris has managed the Predecessor Fund since April 2020. He is a founder and partner in the Adviser as well as a founder and Managing Director of Rowhouse Capital Management since 2015. Previously, Mr. Morris was at Fortigent, LLC, joining in the firm in 2011 and where he served in a corporate development role, developing and executing a new business strategy and product offering as well as leading significant aspects of the firm’s successful sale to LPL Financial. Mr. Morris began his career in 2006 with Europe-based alternative asset manager Caliburn Capital Partners, where he helped to establish four class-leading investment funds, open offices in North America and Asia, and grow AUM to $2B. Caliburn’s flagship Strategic and Global Inefficiencies fund invested in emerging asset managers. In 2008, Mr. Morris joined Longville Investments, a private equity firm supporting European family offices with fundamental analysis, transaction execution and long-term capital management. In 2009, Mr. Morris returned to the US to launch the family office practice of Pacific Capital Bancorp, and to define the bank’s wealth management strategy. Mr. Morris then joined the Financial Services Practice of Hitachi Consulting Corp. as a senior level business consultant advising clients on corporate strategy and acquisitions.

The SAI contains additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights in the table below present performance of the Predecessor Fund. The financial highlights shown prior to April 2020 represent the financial history of the Predecessor Fund when it was managed by the Predecessor Adviser. No information is presented for the Fund since it had not yet commenced operations as of the date of this prospectus. It is anticipated that the Fund will commence operations on or about [October 28], 2021.

The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). Information for the past four fiscal years has been audited by the Predecessor Fund’s independent registered public accounting firm, BBD, LLP, whose report, along with the Predecessor Fund’s financial statements, is included in the annual report, which is available upon request at no charge by calling the Fund at 1-(800) 292-6775. Information for the fiscal period ended June 30, 2017 was audited by the Fund’s former independent registered public accounting firm.

 [Insert Financial Highlights for Investor Class and Institutional Class shares]

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PRIVACY NOTICE
FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
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For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?	Call (800) 292-6775
Who we are
Who is providing this notice?	F/m Investments, LLC, the investment adviser to the Fund could be deemed to be an affiliate. Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

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Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ F/m Investments, LLC, the adviser to the Fund could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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INVESTMENT ADVISER

F/m Investments, LLC
3050 K Street, N.W., Suite W-170
Washington, D.C. 20007

SHAREHOLDER SERVICES

1-(800) 292-6775

FOR MORE INFORMATION

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

Call the Fund at 1-(800) 292-6775 to request free copies of this Prospectus, the SAI, and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. The Prospectus, the SAI, and the most recent shareholder reports are also available at _____________. You will be notified by mail each time a report is posted on the website and provided with a website link to access the report. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-22691

STATEMENT OF ADDITIONAL INFORMATION

F/m Investments Large Cap Focused Fund

INVESTOR CLASS SHARES – TICKER SYMBOL:

INSTITUTIONAL CLASS SHARES – TICKER SYMBOL:

Series of F/M FUNDS TRUST

___________________, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Large Cap Focused Fund series of F/m Funds Trust (the “Trust”) dated____________. A free copy of the Prospectus can be obtained by writing to the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1- (800) 292-6775. This SAI incorporates by reference the Annual Report to Shareholders of the Fund’s predecessor, the F/m Investments Large Cap Focused Fund series of M360 Funds Trust (the “Predecessor Fund”) for the fiscal year ended June 30, 2021.

Table of Contents

DESCRIPTION OF THE TRUST AND THE FUND	2
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISK CONSIDERATIONS	3
THE INVESTMENT ADVISER	16
TRUSTEES AND OFFICERS	19
PORTFOLIO TRANSACTIONS AND BROKERAGE	25
CHOOSING A SHARE CLASS	26
DISTRIBUTION PLAN	27
POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	28
DETERMINATION OF NET ASSET VALUE	30
PRINCIPAL SECURITY HOLDERS	31
ADDITIONAL TAX INFORMATION	31
PROXY VOTING POLICIES AND PROCEDURES	34
CUSTODIAN	35
FUND SERVICES	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
LEGAL COUNSEL	37
DISTRIBUTOR	37
FINANCIAL STATEMENTS	37
APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES	38
F/M INVESTMENTS, LLC	40

DESCRIPTION OF THE TRUST AND THE FUND

The Trust is an open-end management investment company which offers four series, the F/m Investments Large Cap Focused Fund, the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund. Throughout this SAI the F/m Investments Large Cap Focused Fund is referred to as the “Fund” and the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst High Yield Credit Fund are referred to collectively as the “Oakhurst Funds.” The Fund was organized on __________ in connection with the reorganization of the Predecessor Fund, a series of M3Sixty Funds Trust into the Trust. The investment adviser to the Fund and the Predecessor Fund is F/m Investments, LLC (the “Adviser”). The Fund is classified as non-diversified.

The Trust was organized, and its Agreement and Declaration of Trust was filed with the State of Ohio on April 2, 2012 (the “Trust Agreement”). The Trust Agreement permits the Trust to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund has registered two classes of shares, which are referred to as “Investor Class” shares and “Institutional Class” shares. Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different minimum and subsequent investment requirements and expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information).

Shareholders of all series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the Investment Company Act of 1940 (the “1940 Act”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

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The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase, exchange and redemption of shares of the Fund, see “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISK CONSIDERATIONS

The following supplements the descriptions of the Fund’s principal investment objective and strategies as described in the Prospectus and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Equity Investments. The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership

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interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Industry/Sector and Non-Diversification Risks. The greater the Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. As a non-diversified series, the Fund may hold a larger percentage of its assets in the securities of fewer issuers than a diversified fund and is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology industries can be significantly affected by the obsolescence of existing technologies, short product cycles, falling prices and profits. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Investments in Small-Cap Companies. The Fund may invest a portion of its assets in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established. In addition, small-cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. In addition, small-cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, the Fund’s investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that result in losses for the Fund.

Bank Obligations. Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable

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certificate issued by a commercial bank against the Fund deposited in the bank and is either interest-bearing or purchased on a discount basis.  A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.  Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.   Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund is permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Exchange-Traded Funds and Other Similar Instruments. Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment.  Similar instruments, used by pools that are not

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investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index.  Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”).  The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca.  ETFs may trade at relatively modest discounts or premiums to net asset value.  In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.  If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit any Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities. The Fund may purchase securities on a firm commitment basis, including when-issued securities.  The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest

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rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis.  If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.  As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity.

Foreign Securities. Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. The Fund may invest directly in foreign equity securities traded directly on U.S. exchanges, foreign exchanges, over-the-counter or in the form of American Depositary Receipts. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. Many of the risks are more pronounced for investments in developing or emerging market countries, or countries whose markets are becoming open, or have only recently opened, to private investment, foreign investment or both.

American Depositary Receipts (“ADRs”). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. ADRs are subject to many of the risks affecting foreign investments generally, except for those specific to trading securities on foreign exchanges.

Political and Economic Factors. Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. War and terrorism affect many countries. Many countries throughout the world are dependent on a healthy U.S. economy or economies elsewhere around the world (e.g., Europe), and are adversely affected when the U.S. or other world economies weaken or their markets decline.

Government Action. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of

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dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currencies; Currency Fluctuations. The Fund’s investments in foreign securities may be denominated in U.S. dollars or foreign currencies. For securities valued in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income and may affect the income of companies in which the Fund invests. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of the Fund’s securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of the Fund’s securities denominated in that currency will decline. Countries with managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market may experience sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Similarly, the Fund may be adversely affected by holding securities in foreign currencies that are not readily convertible into U.S. dollars.

Potential Adverse Changes. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions that affect the prices of portfolio securities.

Market Characteristics. Foreign securities markets are generally not as developed or efficient as, and may be more volatile and have less volume and liquidity than, those in the United States. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times,

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preclude investment in such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

Taxes. The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Geopolitical Risk. Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The U.S. Government has in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The impact of the outbreak of COVID-19 has been rapidly evolving and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions,

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significant disruptions to business operations, supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, as well as general concern and uncertainty. The health crisis cause by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries and could negatively affect the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that these efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies. There can be no assurance that market and economic conditions will not worsen in the future. In addition, other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies and the market in general in ways that cannot be foreseen at the present time.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. At such times, the Fund’s exposure to the risks described elsewhere in this SAI and in the Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will

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provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

The achievement of the Fund’s investment objective depends in part on the continuing ability of the issuers of the fixed income debt securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. The issuer’s ability to service its debt obligations may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay the principal and interest on its debt instruments when due may be materially affected.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Floating and Variable Rate Instruments. The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.  Some of the demand instruments purchased by the Fund is not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its

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investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose.   The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due.  To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Money Market Instruments. The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements. The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained

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pursuant to reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings by the Fund.

Illiquid Investments. The Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity pursuant to the Trust’s liquidity risk management program. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If the Fund invests in investments for which there is no ready market, it may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such investments than about companies whose investments are publicly traded.

The Fund values illiquid securities using its fair value procedures (described below) but there can be no assurance that (i) the Fund will determine fair value for a private investment accurately; (ii) that the Fund will be able to sell private securities for the fair value determined by the Fund; or (iii) that the Fund will be able to sell such securities at all. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a

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warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

LIBOR Transition Risk — The London Inter-Bank Offered Rate (“LIBOR”), which is used exclusively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities and other assets or liabilities tied to LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve’s Alternative Reference Rate Committee, comprised of major derivative market participants and their regulators, has begun publishing a Secured Overnight Financing Rate (“SOFR”) which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates, but the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Restrictions. The following is a description of fundamental policies of the Fund that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting

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securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. For purposes of the fundamental and non-fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund may not:

(1) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);

(2) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

(3) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(4) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(5) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(6) Purchase or sell physical commodities, except that the Fund may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

(7) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

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For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may use other classification titles, standards and systems from time to time. The Fund may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Fund may consider the investments of the underlying funds and ETFs in which it invests in determining compliance with this fundamental restriction.

In addition, the Fund will not purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board.

Portfolio Turnover —The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to Fund shareholders. The Predecessor Fund’s portfolio turnover rate for the fiscal years ended June 30, 2021 and June 30, 2020 were ___% and 139%, respectively.

THE INVESTMENT ADVISER

The Fund’s investment adviser is F/m Investments, LLC, (the “Adviser”), 3050 K Street, N.W., Suite W-170, Washington, D.C. 20007. The Adviser is an investment arm of, and wholly-owned by F/m Acceleration, LLC. F/m Acceleration, LLC is owned by DCincy, LLC, a Delaware limited liability company, and The 4100 Group, a Michigan limited liability company (“4100 Group”).

Under the terms of the Investment Advisory Agreement, the Adviser is responsible for selecting the portfolio securities for investment by the Fund, subject to the general supervision of the Board of Trustees. The Fund pays the Adviser a monthly fee computed at the annual rate of 0.70% of its average daily net assets. The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.15% of the average daily net assets attributable to Investor Class shares and 0.90% of the average daily net assets attributable to Institutional Class shares. The contractual agreement for the Fund is currently in effect until _________________, 202_. Any payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees

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were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limitations as of the time of the waiver or repayment.

The Adviser has served as investment adviser to the Predecessor Fund since April 2020. Cognios Capital, LLC (“the Previous Adviser”) served as the investment adviser to the Predecessor Fund from its inception until April 2020. Any fee reductions by the Previous Adviser to the Predecessor Fund may no longer be recouped by the Previous Adviser.

Listed below are the advisory fees accrued and paid by the Predecessor Fund during the past 3 fiscal years to the Adviser and the Previous Adviser:

Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
June 30, 2021 - Adviser
June 30, 2020 - Adviser	$331,831	$168,274	$163,557
June 30, 2020 - Previous Adviser	$197,313	$77,843	$119,470.
June 30, 2019 - Previous Adviser	$287,652	$117,193	$170,459

The Investment Advisory Agreement has an initial term of two years and shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Investment Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of its assignment, as defined in 1940 Act and the rules thereunder.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believe that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of such services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

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Portfolio Managers

Francisco Bido and Alexander Morris serve as co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers are responsible for the management of other accounts, as indicated in the following table.

Other Accounts Managed (as of June 30, 2021)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Francisco J. Bido	Registered investment companies: Other pooled investment vehicles: Other accounts:
Alexander R. Morris	Registered investment companies: Other pooled investment vehicles: Other accounts:

Potential Conflicts of Interest

The investment strategies of the Fund and other accounts managed by the Portfolio Managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

There may be circumstances under which the portfolio managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the portfolio manager commits to such investment. There also may be circumstances under which the portfolio managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts. It is generally the Adviser’s policy that investment decisions for all accounts that a portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and the Adviser’s other client accounts.

Compensation

The portfolio managers are paid a base salary and may receive a discretionary bonus depending on,

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among other things, the financial results of the Adviser.

Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Predecessor Fund beneficially owned by the portfolio managers as of June 30, 2021:

Dollar Value of Fund Shares Beneficially Owned
Francisco J. Bido
Alexander R. Morris

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”). The Independent Trustees are compensated by the Trust for their services as a Trustee. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Directorships of Public Companies within the Past 5 Years
Interested Trustee:
Alexander Morris** 3050 K Street NW, Ste. W-170 Washington, D.C. 20007 Year of birth: 1984	Since December 2020	President Trustee	President and Chief Investment Officer of the Adviser and F/m Acceleration, LLC (investment adviser) since March 2019. Director of Key Bridge Compliance, LLC since January 2019. Founder of Rowhouse Capital Partners LLC, the predecessor to the Adviser in 2014.	4	None
Independent Trustees:
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Debra Lee McGinty-Poteet*** c/o 3050 K Street NW, Ste. W-170 Washington, D.C. 20007 Year of birth: 1956	Since May 2015	Trustee	Retired since 2012. Currently serves on the Board for a number of non-profit organizations.	4	Trustee and Audit Committee Chair of Series Portfolios Trust, a registered investment company (2015 to present)
E. Keith Wirtz c/o 3050 K Street NW, Ste. W-170 Washington, D.C. 20007 Year of birth: 1960	Since October 2016	Trustee	Vice President and Chief Investment Officer of Union Savings Bank of Connecticut since July 2019. Principal of Walrus Partners, LLC, a registered investment adviser from 2013 until 2019. Currently serves on the Board or Committee for a number of non-profit organizations.	4	None
John R. Hildebrand c/o 3050 K Street NW, Ste. W-170 Washington, D.C. 20007 Year of birth: 1956	Since October 2019	Trustee	Retired since 2016. Partner in the Financial Services/Investment Management Practice of PricewaterhouseCoopers from 1994 until 2016.	4	None
Executive Officers:
Matthew Swendiman c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1973	Since April 2021	Chief Compliance Officer	Chairman and Chief Compliance Officer of the Adviser since March 2019. Chairman of F/m Acceleration, LLC (investment adviser) since March 2019. Director of Key Bridge Compliance, LLC and its predecessor firm since November 2018. President and CEO of JCM Financial Services Consulting, LLC from November 2018 to present. Of Counsel for Graydon law firm from September 2012 until November 2018.		N/A
Linda J. Hoard 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1947	Since October 2020	Secretary	Vice President, Associate General Counsel, Legal Administration, Ultimus Fund Solutions, LLC, since April 2018; Independent Legal Consultant, June 2016 – April 2018; Managing Director and Senior Managing Counsel, BNY Mellon, March 2002 – June 2016.		N/A
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Senior Vice President, Financial Administration, Ultimus Fund Solutions, LLC since 2000.		N/A
*	The Fund Complex consists of the Fund and the Oakhurst Funds.
**	Alexander Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act due to his affiliation with the Adviser.
***	Debra McGinty-Poteet is a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a series trust that includes the Oakhurst Strategic Defined Risk Fund, which is managed by an affiliate of the Adviser.

Trustees’ Ownership of Fund Shares. As of December 31, 2020, no Trustee owned shares of the Fund or the Oakhurst Funds.

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Trustee Compensation. No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter, receives any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual fee of $46,000 payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. In addition, the Chair of the Committee of Independent Trustees receives an additional annual fee of $1,000. The annual fees paid to the Independent Trustees will be increased by $11,500 for each newly established series of the Trust. The fee is split equally among the Fund and the Oakhurst Funds. The following table shows the amount of compensation paid to each of the Independent Trustees by the Trust for the fiscal year ended June 30, 2021. Because the Fund is newly organized, it has not paid any Trustee compensation to the Trustees of the Trust.

Trustee	Aggregate Compensation Paid for Service to the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service By the Fund Complex
Interested Trustee:
Alexander R. Morris	None	None	None	None
Independent Trustees:
Debra L. McGinty-Poteet	None	None	None	$
E. Keith Wirtz	None	None	None	$
John R. Hildebrand	None	None	None	$

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Fund. The Board is also responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Agreement. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or at other times. The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser.

Board Leadership. The Board of Trustees is led by the Trust’s President, Alexander Morris. Mr. Morris, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of the Adviser and the Trust’s other service providers. The Board of Trustees has not appointed a lead “independent trustee.” It was determined by the Board that due to its size (four Trustees), the size of the fund complex (four Funds) and the relatively straightforward investment strategies utilized by the Fund, it is not necessary to appoint a lead “independent trustee.” The Independent Trustees believe they are able to consistently work well together and possess the ability to provide appropriate oversight to the operations of the Trust. The Board of Trustees believes its leadership structure provides the Independent Trustees with adequate influence over the governance of the Board and the Fund. In addition, the Interested Trustee who serves as an officer of the Trust and the Adviser provides the Board with additional insight into the day-to-day management of the Trust’s affairs, including risk management.

Board Committees. The Board has established a Committee of Independent Trustees, the principal functions of which are:

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(i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. Ms. McGinty-Poteet (“Chair”), Mr. Wirtz and Mr. Hildebrand are the members of the Committee of Independent Trustees. The Committee of Independent Trustees met _____ times during the fiscal year ended June 30, 2021.

Qualifications of the Trustees. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should serve as such. In determining that a particular Trustee is qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

(Independent Trustees)

Debra Lee McGinty-Poteet began her career at CNA Insurance Company where she served in various supervisory positions. She worked at Security Pacific Bank from 1982 until 1992 and was promoted to the position of Global Head of Mutual Fund, where she was responsible for the development and launch of new mutual Fund and investment products. Ms. McGinty-Poteet was the Global Managing Director of Mutual Fund at Bank of America from 1992 until 1996 responsible for the oversight of 54 mutual Fund and the Chief Operating Officer of North American Trust Company from 1997 until 1998. From 1999 until 2012, she was the Director of Mutual Fund and Sub-Advisory Services for Brandes Investment Partners where she was responsible for overseeing the operations of the proprietary and sub-advisory mutual fund business for Brandes Investment Advisers. Ms. McGinty-Poteet served as Chairman, President and interested trustee of Brandes Investment Trust from 2000-2012; and trustee of Brandes Investment Fund Ltd from 2002-2012. She currently serves as a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a registered management investment company. She serves as a volunteer to the Vista Hill Foundation, a drug addiction and mental health treatment facility. Ms. McGinty-Poteet holds a B.A. degree from the University of California, Los Angeles (UCLA) and a Masters of Public Administration from California State University, Long Beach. The Board has concluded that Ms. McGinty-Poteet is suitable to serve as a Trustee because of her professional investment and business experience, her academic background and her service on other boards.

E. Keith Wirtz has held executive positions in the investment management industry for over 30 years. From 1981 until 1999, he worked at Bank of America and several of its subsidiaries, holding the position of Senior Vice President and Chief Investment Officer of Bank of America from 1991 until 1997 and Chief Investment Officer of its TradeStreet Investment Associates subsidiary from 1997 until 1999. He also served as Chief Investment Officer of Investment Advisors, Inc. a subsidiary of Lloyds-TSB London. Mr. Wirtz was a founder, principal and Chief Investment Officer of Paladin Investment Associates, LLC from 2000 until its sale to Fifth Third Bank in 2003. He was Senior Vice President and Chief Investment Officer of Fifth Third Bank and also served as President and Chief Investment Officer of its subsidiary, Fifth Third Asset Management and President and a Trustee of the Fifth Third Fund, a

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registered management investment company, from 2003 until 2012. Mr. Wirtz was a principal of Walrus Partners, LLC, a registered investment adviser, responsible for business and strategy and acting as Lead Portfolio Manager for the firm’s Dividend Growth Strategy from 2013 until 2019. He is currently Vice President and Chief Investment Officer of Union Savings Bank of Connecticut. He holds a B.S. degree in Finance from The Carey School of Business at Arizona State University, an M.S. in Investment Management and Financial Analysis from the Heider College of Business at Creighton University and earned the CFA designation. Mr. Wirtz has been an active member of numerous social profit organizations. He currently serves on the Investment Committee for the Arizona State University Foundation, University of Cincinnati Health Systems and the Medical Center Fund of Cincinnati. He is involved with the student investment management program at the Arizona State University Carey School of Business and the executive mentor program at Xavier University. The Board has concluded that Mr. Wirtz is suitable to serve as a Trustee because of his professional investment experience, positions of leadership, his academic background and his service on other boards.

John R. Hildebrand, CPA, has over 30 years of accounting experience, specializing in the asset management industry. From 1982 until 2016, he worked at PricewaterhouseCoopers LLP (“PwC”), serving as an audit partner from 1994 until 2016. During his time at PwC, he served as Lead Engagement Partner on a variety of clients, including large, established fund groups, smaller fund groups and public and private managers. His audit clients also included fund service providers such as custodians, fund accounting agents, transfer agents and securities lending agents. From 2007 until 2010, he served as the Leader of the PwC Investment Management Accounting Consulting Services Group at PwC’s National Office. From 2010 until 2012, he served as PwC’s representative on the AICPA Investment Companies Expert Panel, where he worked with other members of the AICPA and other industry technical leaders to address industry-wide issues and update industry guidance. Mr. Hildebrand holds a B.S. degree in Business Administration from the University of California, Berkeley. The Board has concluded that Mr. Hildebrand is qualified to serve as a Trustee because of his accounting experience, positions of leadership within a major independent registered public accounting firm and his academic background.

(Interested Trustee)

Alexander R. Morris is President and Chief Investment Officer of F/m Investments, LLC, a registered investment adviser. He is the co-founder of F/m Investments’ predecessor firm, Rowhouse Capital Partners LLC, which curated strategy for asset and wealth management firms. He is also the co-founder of Vestmark Advisory Solutions, Inc., a registered investment adviser advisor that provides a platform to financial institutions for portfolio management and trading. Prior to founding Rowhouse Capital Partners, Mr. Morris led capital markets and corporate development for Fortigent LLC, an investment research, consulting, accounting, data processing and support service provider. In prior roles, he worked in strategy and transaction consulting for Hitachi and launched a private bank’s family office practice. He started his career in London as an analyst in alternative investments. Mr. Morris holds a Bachelor of Science degree in Chemical and Biomolecular Engineering from Cornell University and is an active mentor of start-up businesses. Mr. Morris is a founder and board member of Key Bridge Compliance LLC, a compliance consulting firm that currently provides CCO outsourced services and support to registered investment advisers. The Board has concluded that Mr. Morris is qualified to serve as a Trustee because of his professional investment and business experience, his positions of leadership and his academic background.

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Risk Oversight. An integral part of the Board’s overall responsibility to the Trust is the oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, liquidity risk, interest risk, cybersecurity risk and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and the regular responsibilities of officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee of Independent Trustees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings. The Board and the Committee of Independent Trustees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities and other operational and compliance matters. In addition, in its annual review of the Fund’s Investment Advisory Agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board is also provided with copies of the administrator’s reports on internal controls, which cover its fund accounting and transfer agency operations. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational risks through breaches in cybersecurity. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund or the Adviser to lose proprietary information, suffer data corruption or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity breaches of the Fund’s Adviser, third-party service providers (including the transfer agent, intermediaries and custodian) or issuers that the Fund invests in, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. As with other operational risks, the Fund’s service providers have established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund do not directly control the cybersecurity systems of issuers or third-party service providers.

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Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser, or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as provided in the Advisory Agreement, the Adviser is authorized to cause the Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage and other purposes, the Adviser will make a reasonable allocation according to the uses and will pay for the non-research and non-brokerage functions in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering

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services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere. When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades. While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

The following table lists the total amount of brokerage commissions paid by the Predecessor Fund for the past three fiscal years

June 30, 2021	June 30, 2020	June 30, 2019
	$10,674	$13,398

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes of Ethics from the EDGAR database on the SEC website.

CHOOSING A SHARE CLASS

The Fund has established two share classes - Investor Class shares and Institutional Class shares. Before choosing a share class, you should consider the following factors, as well as any other relevant facts and circumstances. Investor Class shares are sold through certain financial intermediaries and may have higher expenses than Institutional Class shares, since they are subject to a distribution fee of 0.25% of net assets. Institutional Class shares are not subject to distribution fees but have a higher minimum investment requirement than Investor Class shares. For more information, see the Fund’s Prospectus.

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DISTRIBUTION PLAN

Investor Class Shares. The Fund has adopted a plan of distribution with respect to its Investor Class shares (the “Investor Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution, promotion and servicing of its Investor Class shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other financial intermediaries who have executed a distribution or service agreement with the Distributor. The Investor Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s Investor Class shares. The Investor Plan expressly limits payment of the distribution and servicing expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the Fund allocable to its Investor Class shares. Unreimbursed expenses will not be carried over from year to year.

For the fiscal year ended June 30, 2021, the total amounts paid by the Investor Class shares of the Predecessor Fund under the Investor Plan are summarized below.

Advertising	Printing and Mailing of Prospectuses to other than current Shareholders	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or other Financing Charges	Total 12b-1 Payments
$	$	$	$_______	$	$	$

Agreements implementing the Investor Plan, including agreements with dealers and other financial intermediaries where such dealers agree for a fee to act as agents for the sale of the Fund’s shares, are in writing and all payments made pursuant to the Investor Plan are made in accordance with written agreements.

The continuance of the Investor Plan must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Investor Plan at a meeting called for the purpose of voting on such continuance. The Investor Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Investor Class shares of the Fund. In the event the Investor Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Investor Plan may not be amended to increase materially the amount to be spent under the Investor Plan without shareholder approval. All material amendments to the Investor Plan must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

In approving the Investor Plan, the Trustees determined, in the exercise of their business judgment and

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in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Investor Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Investor Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Investor Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized. While the Investor Plan is in effect, all amounts spent by the Fund pursuant to the Investor Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his affiliation with the Adviser, Alexander Morris may be deemed to have a financial interest in the operation of the Investor Plan.

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

  Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in monthly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted by the Fund’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

  Information regarding Portfolio Securities and other information regarding the investment activities of the Fund may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been reviewed by the Trust’s CCO. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
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Lipper	CUSIP, description, shares/par	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
S&P	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P’s employees must certify annually that they have followed this code of business conduct.	None

•	The CCO has concluded that providing information relating to Portfolio Securities to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

•	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Fund service providers.

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of information relating to Portfolio Securities.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel (Sullivan & Worcester LLP)	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
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Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer receives portfolio on or about time filed with the SEC – approximately 60 days old by the time received
Broker/dealers through which the Fund purchase and sell portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
Accounting platform for performance calculations and regulatory reporting (Confluence)	Monthly	Contractual and Ethical

The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Fund and the party do not exist.

•	The CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports) may be disclosed. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•	The CCO resolves all conflicts of interest with regards to disclosure of information relating to Portfolio Securities. However, if the CCO is conflicted as well, the CCO will present the issue to the full Board of Trustees for determination. In instances where the CCO resolves the conflict, the CCO will provide a report to the Board of Trustees describing the conflict of interest and why the CCO either allowed or prohibited the disclosure. This report is presented at the next regularly scheduled Board of Trustees meeting.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

The CCO is required to inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to the Fund’s policy, and the rationale supporting such approval.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

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Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on a national stock exchange are valued based upon the closing price of the exchange, if available, otherwise at the last quoted bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

Fixed income securities are valued at their market value when reliable market quotations are readily available. The Fund typically use an independent pricing service to determine the market value of their fixed income securities. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing services and the quality of valuations so established are reviewed by the Adviser under the general supervision of the Board.

When market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value using procedures approved by the Board of Trustees of the Trust. Investments in registered investment companies, including money market funds, are reported at their respective net asset values as reported by those companies.

PRINCIPAL SECURITY HOLDERS

As of _____________, 2021, the following persons owned of record 5% or more of the outstanding shares of each class of the Predecessor Fund.

Investor Name and Address	Investor Class Shares	Institutional Class Shares
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105

National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310

*May be deemed to control the class by virtue of the fact that it owns more than 25% of the outstanding shares of the Class.

As of____________, 2021, the Trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of the Predecessor Fund.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify annually as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded

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to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) provides a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital losses may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gains distributions.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

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Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2021, individual taxpayers with taxable incomes above $445,850 ($501,600 for married taxpayers filing jointly, $250,800 for married taxpayers filing separately and $473,750 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,”

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which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gains from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time a Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PROXY VOTING POLICIES AND PROCEDURES

The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures. The Trust’s policies delegate the responsibility of voting Fund proxies to the Adviser. The Adviser’s Proxy Voting Policies

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and Procedures describe how it intends to vote proxies relating to the Fund’s portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Predecessor Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling 1- (800) 292-6775, or on the SEC’s website at http://www.sec.gov.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Investment Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such reports;

--	files the Fund’s federal income and excise tax returns and state and local tax returns;

--	assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

--	provides reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash

35

movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent based upon the average value of its daily net assets, subject to a monthly minimum fee for transfer agent services. Ultimus is reimbursed for certain expenses assumed pursuant to the Service Agreements.

As of the date of this SAI, the Fund has not paid any fees to Ultimus.

Previous Administrator and Transfer Agent. M3Sixty Administration, LLC (the “Previous Administrator”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, provided accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services to the Predecessor Fund until ______________, 2021.

The table below shows the administrative fees paid by the Predecessor Fund to the Previous Administrator for the past three fiscal years.

June 30, 2021	June 30, 2020	June 30, 2019
	$153,026	$92,375 (net of $25,000 fee waiver by the Previous Administrator

Chief Compliance Officer. Under the terms of an Engagement Agreement with Key Bridge Compliance LLC (“Key Bridge”), Key Bridge provides an individual with the requisite background and familiarity with federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. The Trust pays Key Bridge $12,000 annually for the services the CCO provides to the Trust. As of the date of this SAI, the Fund has not paid any fees to the Chief Compliance Officer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of _____________________independent registered public accounting firm, ___________________has been retained to serve as independent registered public accountants for the Fund for the fiscal year ended June 30, 2022 and to audit the annual financial statements of the Fund, prepare the Fund’s tax returns, including but not limited to federal, state and excise taxes, and to consult on matters of accounting and federal and state income taxation.

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LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement has an initial two-year term and provides that, unless sooner terminated, it will continue in effect thereafter so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of a Fund’s outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus. Stephen L. Preston is Vice President of the Distributor and Vice President of the Trust.

FINANCIAL STATEMENTS

The financial statements of the Predecessor Fund for the fiscal year ended June 30, 2021 , together with the report of _____________________the Predecessor Fund’s Independent Registered Public Accounting Firm thereon, are incorporated herein by reference to the Annual Report of the Predecessor Fund.

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APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

F/m FUNDS TRUST

PROXY VOTING POLICIES AND PROCEDURES

Amended November 2020

Pursuant to rules established by the Securities and Exchange Commission (the “Commission”), under the Investment Company Act of 1940, as amended, the Board of Trustees of F/m Funds Trust (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations. Each Fund Plan will consider these goals when exercising its responsibilities when electing options presented by the companies in the Fund’s investment portfolio for corporate actions that are not subject to proxy voting. These guidelines are applicable to such corporate action elections by the Fund and any legal proceedings or class action suits pertaining to companies and their offerings in the Fund’s investment portfolios.

In general, the Board of Trustees of the Trust believes that each Fund’s investment adviser or sub-adviser, if applicable, which selects the individual companies that are part of the Fund’s portfolio (the “Adviser”), is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes. In addition, the Adviser will provide support for legal proceedings, class action suits or other events pertaining to the Trust’s assets.

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Committee of Independent Trustees of the Board of Trustees (the “Committee”) to enable the Committee to make a voting decision. When the Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (800) 292-6775, and will be made available on the Commission’s website at http://www.sec.gov. The Trust will send a copy of the Trust’s Proxy Voting

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Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either
o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

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F/M INVESTMENTS, LLC

PROXY VOTING/CORPORATE ACTIONS

F/M, and/or pursuant to any applicable sub-advisory agreement F/M’s sub-adviser, may act as discretionary investment adviser for clients. F/M will vote all eligible proxies for recommended securities (mutual Fund, exchange traded Fund) if directed to do so by the client, generally within the investment management agreement. F/M will vote all proxies for recommended securities and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with this policy. Corporate actions may include, for example and without limitation, tender offers or exchanges, and class actions.

When voting proxies or acting with respect to corporate actions for clients, F/M’s utmost concern is that all decisions be made solely in the best interest of the client. F/M will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account. The CCO is ultimately responsible for ensuring that all proxies received for recommended securities by F/M are voted in a timely manner and in a manner consistent with each client’s best interests. In addition, the CCO is responsible for submitting all required certifications relating to its Proxy Voting activity, and for maintaining all documentation necessary to complete documentation related to the annual Form N-PX filing for the Fund (see additional information as to Form N-PX compliance processes below).

A.	Guidelines

F/M generally votes all proxies in line with management. If F/M determines that it will not vote along with management on a particular vote, F/M must document its rationale and reasoning for the vote.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or when F/M has determined that it is in the client’s best interest, F/M will not vote proxies received. The following are certain circumstances where F/M will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority: When a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, F/M will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by F/M, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account: Once a client account has been terminated with F/M in accordance with its investment advisory agreement, F/M will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

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3.	Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, F/M may abstain from voting when the cost of voting a client’s proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

C.	Client Securities

F/M will not vote proxies received for securities not purchased for client by F/M and held by F/M in a client’s account as an accommodation to client or until such securities are sold as per agreement or understanding with the client.

D.	Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, F/M will maintain for the time periods set forth in the Rule: (i) these proxy voting policies and procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that F/M may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by F/M that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

F/M will make available its proxy voting policies and procedures and will inform clients how they may obtain information on how F/M voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of F/M’s Policies and Procedures by written request addressed to F/M.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	Agreement and Declaration of Trust— Incorporated herein by reference to original Registration Statement filed on April 13, 2012

(b)	By-laws—Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12 filed on December 29, 2016

(c)	Instruments Defining Rights of Security Holders— Incorporated by reference to the Agreement and Declaration of Trust and By-laws of Registrant.

(d)	Investment Advisory Contracts

(i)	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Fixed Income Fund - Filed herewith.

(ii)	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Short Duration Bond Fund - Filed herewith.

(iii)	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Short Duration High Yield Credit Fund - Filed herewith.

(iv)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Fixed Income Fund - Filed herewith.
(v)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Short Duration Bond Fund - Filed herewith.
(vi)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Fixed Income Fund - Filed herewith.
(vii)	Form of Advisory Agreement with F/m Investments, LLC on behalf of Large Cap Focused Fund – Filed herewith

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC - Filed herewith.

(f)	Bonus or Profit Sharing Contracts—Inapplicable

(g)	Custodian Agreements

(i)	Custody Agreement with US Bank, N.A. — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 filed on August 31, 2012

(ii)	First Amendment to Custody Agreement — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

(iii)	Second Amendment to Custody Agreement — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

(h)	Other Material Contracts

(i)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Fixed Income Fund — Filed herewith

(ii)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration Bond Fund — Filed herewith

(iii)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration High Yield Credit Fund — Filed herewith

(iv)	Form of Expense Limitation Agreement with F/m Investments, LLC on behalf of Large Cap Focused Fund – Filed herewith

(v)	Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

(vi)	Amendment to Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018

(vii)	Amendment No. 2 to Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed December 18, 2019

(viii)	Amendment No. 3 to Administration Agreement with Ultimus Fund Solutions, LLC – Filed herewith

(ix)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

(x)	Amendment to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018

(xi)	Amendment No. 2 to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Filed herewith

(xii)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

(xiii)	Amendment to Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018

(xiv)	Amendment No. 2 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC- Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 29, 2020

(xv)	Amendment No. 3 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC – Filed herewith

(xvi)	Engagement Letter for Compliance Services – Filed herewith.

(xvii)	Form of Selling Agreement for Ultimus Fund Distributors, LLC – Filed herewith

(i)	Legal Opinions

(i)	Legal Opinion as to shares of the F/m Fixed Income Fund and the F/m Short Duration Bond Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on January 16, 2013

(ii)	Legal Opinion as to shares of the F/m Short Duration High Yield Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

(iii)	Legal Opinion as to shares of the Large Cap Focused Fund – To be filed in a subsequent post-effective amendment

(j)	Other Opinions— Consent of Independent Registered Public Accounting Firm – To be filed in a subsequent post-effective amendment

(k)	Omitted Financial Statements—Inapplicable

(l)	Initial Capital Agreement— Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 filed on August 31, 2012

(m)	Rule 12b-1 Plan—Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on September 16, 2015

(n)	Rule 18f-3 Plan—Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on September 16, 2015

(o)	Reserved.

(p)	Codes of Ethics

(i)	Code of Ethics of the Registrant— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on December 19, 2014

(ii)	Code of Ethics of Oakhurst Capital Management Company, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 29, 2020

(iii)	Code of Ethics of F/m Investments, LLC – Filed herewith

(iv)	Code of Ethics of Ultimus Fund Distributors, LLC—Filed herewith

(q)	Powers of Attorney.

Powers of Attorney for Debra McGinty-Poteet, Keith Wirtz and John Hildebrand –Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 29, 2020.

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Paragraphs 8 and 9 of the Registrant’s Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides for indemnification as follows:

8.	Indemnification of Trust.

 Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees)

reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA. The Distributor will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. The term "expenses" for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with Distributor's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

9.	Indemnification of Distributor.

The Trust agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or gross negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust. The Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

In order that the indemnification provisions contained in this Paragraph 9 shall apply, it is understood that if in any case the Trust may be asked to indemnify Distributor or any other person or hold Distributor or any other person harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that Distributor will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust. The Trust shall have the option to defend Distributor and any such person against any claim which may be the subject of this indemnification, and in the event that the Trust so elects it will so notify Distributor, and neither Distributor nor any such person shall in such situation initiate further legal or other expenses for which it shall seek indemnification under this Paragraph 9. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party, whose approval shall not be unreasonably withheld, as long as the Trust is conducting a good faith and diligent defense. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it. Distributor shall in no case confess any claim or make any compromise in any case in which the Trust will be asked to indemnify Distributor or any such person except with the Trust's written consent.

Notwithstanding any other provision of this Agreement, Distributor shall be entitled to receive and act upon advice of counsel (who may be counsel for the Trust or its own counsel) and shall be without liability for any action reasonably taken or thing reasonably done pursuant to such advice, provided that such action is not in violation of applicable federal or state laws or regulations.

Item 31. Business and Other Connections of the Investment Adviser and Sub-Adviser

Oakhurst Capital Management, LLC (“OCM”) 1875 Century Park E, Suite 950, Los Angeles, California 90067, adviser to the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund series of Registrant, is a registered investment adviser. OCM is jointly owned by Lido Oakhurst Holdings, LLC, a Delaware limited liability company and F/m Acceleration, a privately-owned asset management company. F/m Investments, LLC, d.b.a. Oakhurst Capital Advisers (“OCA”), 3050 K Street, N.W., Suite W-170, Washington, D.C. 20007, sub-adviser to the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund series of Registrant, is a registered investment adviser. OCA is owned by F/m Acceleration, LLC. F/m Acceleration, LLC is owned by DCincy, LLC, a Delaware limited liability company and the 4100 Group, a Michigan limited liability company. F/m Investments, LLC, (“F/m”) 3050 K Street, N.W., Suite W-170, Washington, D.C. 20007, adviser to the Large Cap Focused Fund series of Registrant is a registered investment adviser. F/m is owned by F/m Acceleration, LLC. F/m Acceleration, LLC is owned by DCincy, LLC, a Delaware limited liability company and the 4100 Group, a Michigan limited liability company. The name, address and occupation of each principal executive officer of OCM, OCA and F/m is set forth in the table below.

OCM
Name	Principal Occupation	Address
Alexander R. Morris	President	3050 K Street, N.W., Suite W-170, Washington, D.C. 200070
David L. Littleton	Chief Executive Officer	3050 K Street, N.W., Suite W-170, Washington, D.C. 200070
Matthew A. Swendiman, CFA	Chairman	3050 K Street, N.W., Suite W-170, Washington, D.C. 200070
Christopher Payne	Chief Compliance Officer	3050 K Street, N.W., Suite W-170, Washington, D.C. 200070
Barry Julien	Chief Investment Officer	1875 Century Park E., Suite 950, Los Angeles, California 90067

OCA and F/m
Name	Principal Occupation	Address
Alexander R. Morris	Chief Investment Officer	3050 K Street, N.W., Suite W-170, Washington, D.C. 200070

Matthew A. Swendiman, CFA	Chief Compliance Officer	3050 K Street, N.W., Suite W-170, Washington, D.C. 200070

Item 32. Principal Underwriter

(a)	Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, The Cutler Trust, Papp Investment Trust, The Investment House Funds, Schwartz Investment Trust, CM Advisors Family of Funds, Chesapeake Investment Trust, Ultimus Managers Trust, AlphaMark Investment Trust, Eubel Brady & Suttman Mutual Fund Trust, Caldwell & Orkin Funds, Inc., Conestoga Funds, Centaur Mutual Funds Trust, Capitol Series Trust, Unified Series Trust, Oak Associates Funds, Valued Advisers Trust, Segall Bryant & Hamill Trust, Yorktown Funds, Red Cedar Fund Trust, Bruce Fund, Inc., Commonwealth International Series Trust, HC Capital Trust, VELA Funds, Volumetric Fund and Index Funds, other open-end investment companies; and Peachtree Alternative Strategies Fund, Cross Shore Discovery Fund, and ALTI Private Equity Access Fund, closed-end investment companies.

(b)	Name	Positions and Offices with the Distributor	Positions and Offices with Registrant
	Kevin M. Guerette	President	None
	Stephen L. Preston	Chief Compliance Officer	Assistant Vice President & AML Compliance Officer
	Melvin Van Cleave	Vice President	None
	Douglas K. Jones	Vice President	None

The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c) Not applicable

Item 33. Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by OCM at 1875 Century Park E, Suite 950, Los Angeles, California 90067; OCA and F/m at 3050 K Street, N.W., Suite W-170, Washington, D.C. 20007, and/or by the Registrant’s administrator and transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; and/or by the Registrant’s custodian, US Bank, N.A. 425 Walnut Street, Cincinnati, Ohio.

Item 34. Management Services Not Discussed in Parts A or B

Inapplicable

Item 35. Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, on the 15th day of June, 2021

F/m Funds Trust

By:	/s/ Alexander Morris
Alexander Morris
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alexander Morris	President & Trustee	June 15, 2021
Alexander Morris	(Chief Executive Officer)

/s/ Theresa M. Bridge	Treasurer (Chief Financial	June 15, 2021
Theresa M. Bridge	Officer and Principal Accounting Officer)

*	Trustee	June 15, 2021
Debra L. McGinty-Poteet

*	Trustee	June 15, 2021
E. Keith Wirtz

*	Trustee	June 15, 2021
John R. Hildebrand

/s/ Alexander Morris
Alexander Morris Attorney-in-fact* June 15, 2021

EXHIBIT INDEX

28(d)(i)	Investment Advisory Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Fixed Income Fund
28(d)(ii)	Investment Advisory Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration Bond Fund
28(d)(iii)	Investment Advisory Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration High Yield Credit Fund
28(d)(iv)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Fixed Income Fund
28(d)(v)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Short Duration Bond Fund
28(d)(vi)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Short Duration High Yield Credit Fund
28(d)(vii)	Form of Advisory Agreement with F/m Investments, LLC on behalf of Large Cap Focused Fund
28(e)	Distribution Agreement with Ultimus Fund Distributors, LLC
28(h)(i)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Fixed Income Fund
28(h)(ii)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration Bond Fund
28(h)(iii)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration High Yield Credit Fund
28(h)(iv)	Form of Expense Limitation Agreement with F/m Investments, LLC on behalf of Large Cap Focused Fund
28(h)(viii)	Amendment No. 3 to Administration Agreement with Ultimus Fund Solutions, LLC
28(h)(xi)	Amendment No. 2 to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC
28(h)(xv)	Amendment No. 3 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC
28 (h)(xvi)	Engagement Letter for Compliance Services
28(h)(xvii)	Form of Selling Agreement
28 (p)(iii)	Code of Ethics for F/m Investments LLC
28 (p)(iv)	Code of Ethics for Ultimus Fund Distributors, LLC